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                                                                      EXHIBIT 25



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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

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                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
              UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
  Check if an application to determine eligibility of a trustee pursuant to
                           Section 305(b) (2)
                                              -----

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                          FIRST UNION NATIONAL BANK
             (Exact name of Trustee as specified in its charter)


230 SOUTH TRYON STREET, 9TH FLOOR
CHARLOTTE, NC                               28288-1179                            56-0900030
(Address of principal executive office)     (Zip Code)       (I.R.S. Employer Identification No.)

                      PATRICIA A. WELLING, (804) 788-9663
                  901 E. CARY STREET, RICHMOND, VIRGINIA 23219

               -------------------------------------------------

                         SUNRISE ASSISTED LIVING, INC.
              (Exact name of obligor as specified in its charter)

                                    VIRGINIA
         (State or other jurisdiction of incorporation or organization)

                                   54-1746596
                      (I.R.S. Employer Identification No.)

                          9401 LEE HIGHWAY, SUITE 300
                                  FAIRFAX, VA
                    (Address of principal executive offices)

                                     22031
                                   (Zip Code)

                         SUNRISE ASSISTED LIVING, INC.
                      5.50% CONVERTIBLE SUBORDINATED NOTES
                                 DUE 6/15/2002


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1.        GENERAL INFORMATION.

           (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

                  The Comptroller of the Currency, Washington, D.C. Federal Reserve Bank of Richmond, Richmond, Virginia. Federal Deposit Insurance Corporation, Washington, D.C. Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

          (b)     The Trustee is authorized to exercise corporate trust powers.


2.        AFFILIATIONS WITH OBLIGOR.

                  The obligor is not an affiliate of the Trustee.

3.        VOTING SECURITIES OF THE TRUSTEE.

                  Not applicable
                  (See answer to Item 13)

4.        TRUSTEESHIPS UNDER OTHER INDENTURES.

                  Not applicable
                  (See answer to Item 13)

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

                  Not applicable
                  (See answer to Item 13)

6.        VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
          OFFICIALS.

                  Not applicable
                  (See answer to Item 13)

7.        VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
          OFFICIALS.

                  Not applicable
                  (See answer to Item 13)

8.        SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                  Not applicable
                  (See answer to Item 13)

9.        SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                  Not applicable
                  (See answer to Item 13)

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                  Not applicable
                  (See answer to Item 13)





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11.       OWNERSHIP OF HOLDERS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON
          OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                  Not applicable
                  (See answer to Item 13)

12.       INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                  Not applicable
                  (See answer to Item 13)


13.       DEFAULTS BY THE OBLIGOR.

                  A. None
                  B. None

14.       AFFILIATIONS WITH THE UNDERWRITERS.

                  Not applicable
                  (See answer to Item 13)

15.       FOREIGN TRUSTEE.

                  Trustee is a national banking association organized under the laws of the United States.


16.       LIST OF EXHIBITS.

         (1) Articles of Incorporation. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

         (2) Certificate of Authority of the Trustee to conduct business. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

         (3) Certificate of Authority of the Trustee to exercise corporate
             trust powers.   (Incorporated by reference from Exhibit 25 to
             Registration 333-25575, filed June 5, 1997.)

         (4) By-Laws. (Incorporated by reference from Exhibit 25 to Registration 333-25575, filed June 5, 1997.)

         (5) Inapplicable.

         (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 4 of this Form T-1 Statement.

         (7) Report of condition of Trustee.

         (8) Inapplicable.

         (9) Inapplicable.





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                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and Commonwealth of Virginia on the 20th day of August, 1997.


                                FIRST UNION NATIONAL BANK
                                (Trustee)



                                BY:     /s/ PATRICIA A. WELLING
                                   ---------------------------------------------
                                        Patricia A. Welling, Vice President





                                                                 EXHIBIT T-1 (6)

                              CONSENTS OF TRUSTEE

             Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Sunrise Assisted Living, Inc., of its 5.50% Convertible Subordinated Notes due 6/15/2002, First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                            FIRST UNION NATIONAL BANK



                            BY:   /s/ JOHN M. TURNER
                               -------------------------------------------------
                            John M. Turner, Vice President and Managing Director



Dated:   August 20, 1997





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
Legal Title of Bank:  First Union National Bank                                     Call Date:   6/30/97  ST-BK: 37-0351  FFIEC 031
Address:              Two First Union Center                                                                              Page RC-1
City, State   Zip:    Charlotte, NC 28288-0201
FDIC Certificate No.: |0|4|8|8|5|
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
Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                             ----------
                                                                                                             |  C400  |
                                                                                                 ------------ --------

                                                                     Dollar Amounts in Thousands | RCON  Bil Mil Thou |
------------------------------------------------------------------------------------------------- --------------------
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     4,473,562 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071       159,113 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754     1,303,183 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     7,934,740 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell ..................... | 1350     2,305,347 |  3.
 4. Loans and lease financing receivables:                           ----------------------------| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCON 2122 |    59,060,409 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCON 3123 |       875,011 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCON 3128 |             0 | ////////////////// |  4.c.
                                                                     ----------------------------
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    58,185,398 |  4.d.
 5. Trading assets (from Schedule RC-D) ........................................................ | 3545     2,298,398 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145     1,622,300 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        48,538 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130        74,680 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155       643,693 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143     1,469,446 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160     3,381,292 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    83,899,690 | 12.
                                                                                                 ----------------------

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(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

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
Legal Title of Bank:  First Union National Bank                                     Call Date:   6/30/97  ST-BK: 37-0351  FFIEC 031
Address:              Two First Union Center                                                                              Page RC-2
City, State   Zip:    Charlotte, NC 28288-0201
FDIC Certificate No.: |0|4|8|8|5|
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
Schedule RC--Continued

                                                                                               ---------------------------
                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
----------------------------------------------------------------------------------------------- -------------------------
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I ...... | RCON 2200    50,763,146 | 13.a.
                                                                   ----------------------------
       (1) Noninterest-bearing(1) ................................ | RCON 6631      12,216,938 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636      38,548,208 | /////////////////////// | 13.a.(2)
                                                                   ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II)............................................................................... | RCFN 2200     7,831,207 | 13.b.
                                                                    ---------------------------
       (1) Noninterest-bearing ....................................| RCFN 6631               0 | /////////////////////// |
       (2) Interest-bearing .......................................| RCFN 6636       7,831,207 | /////////////////////// |
                                                                    ---------------------------
14. Federal funds purchased and securities sold under agreements to repurchase ............... | RCFD 2800    10,011,148 | 14.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840       211,051 | 15.a.
    b. Trading liabilities (from Schedule RC-D) .............................................. | RCFD 3548     2,297,315 | 15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized     | /////////////////////// |
    leases):                                                                                   | /////////////////////// |
    a. With a remaining maturity of one year or less ......................................... | RCFD 2332     2,202,979 | 16.a.
    b. With a remaining maturity of more than one year ....................................... | RCON A547       524,062 | 16.b.
    c. With a remaining maturity of more than three years..................................... | RCFD A548        22,062 | 16.c.
17. Not applicable                                                                             | /////////////////////// |
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920       643,693 | 18.
19. Subordinated notes and debentures (2) .................................................... | RCFD 3200     1,899,753 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930     1,475,586 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    77,884,002 | 21.
22. Not applicable                                                                             | /////////////////////// |
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 2828             0 | 23.
24. Common stock ............................................................................. | RCFD 3230        82,795 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839     3,709,471 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632     2,191,564 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434        31,858 | 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     6,015,688 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21       |                         |
    and 28) .................................................................................. | RCFD 3300    82,899,690 | 29.
                                                                                               ---------------------------


Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that                                      Number
    best describes the most comprehensive level of auditing work performed                                -------------------
    for the bank by independent external auditors as of any date during 1996 ...........................  | RCFD 6724 | N/A | M.1.
                                                                                                          -------------------

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company       5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing         auditors
    standards by a certified public accounting firm which        6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company             auditors
    (but not on the bank separately)                             7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)
------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.


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